UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2017

WECAST NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35561	20-1778374
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Building B4, Tai Ming International Business Court,

Tai Hu Town, Tongzhou District, Beijing, China 101116
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-206-1216

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

On June 9, 2017, Wecast Network, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Redrock Capital Group Limited, a Cayman Islands company (“Redrock”) and affiliate of the Company’s chairman Bruno Wu, and Sun Seven Stars Media Group Limited, a Hong Kong company (“SSS”), one of the Company’s largest shareholders, controlled by the Company’s chairman Bruno Wu, as guarantor, pursuant to which the Company agreed to purchase and Redrock agreed to sell 51% of the outstanding capital stock (the “NexGen Common Shares”) of NextGen Exchange Group Inc., a Cayman Islands company (“NexGen”) for the sole consideration of the Company adding NexGen to the Sun Video Business acquired by the Company under that certain Securities Purchase Agreement entered into with BT Capital Global Limited on January 30, 2017 (the “Sun Video SPA”) and thereby including the revenue and gross profit from NexGen in the calculation of the SVG Performance Guarantees set forth in the Sun Video SPA, as further described in the Company’s Current Report on Form 8-K, filed on February 1, 2017.

In addition, Redrock has entered into a separate agreement with the Delaware Board Of Trade Holdings, Inc. (“DBOT”), under which Redrock will transfer 5% of the total issued and outstanding stock of NextGen to DBOT.

The foregoing description of the Purchase Agreement is not purported to be complete and is qualified in its entirety by reference to the complete text of such agreement which we will file as exhibit to our next Quarterly Report on Form 10-Q.

Item 8.01	Other Events.

On June 12, 2017, the Company issued a press release announcing the entry into of the Purchase Agreement, among other items. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WECAST NETWORK, INC.

Date: June 14, 2017	By:	/s/ Bing Yang
Bing Yang
Chief Executive Officer